UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2026

Black Rock Coffee Bar, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-42844	33-5053729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
9170 E. Bahia Drive, Suite 101
Scottsdale, AZ 85260
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (458) 256-9668

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value per share	BRCB	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                Submission of Matters to a Vote of Security Holders.
On May 27, 2026, Black Rock Coffee Bar, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). A total of (i) 18,017,471 shares of the Company’s Class A common stock, (ii) 10,377,136 shares of the Company’s Class B common stock, and (iii) 21,661,200 shares of the Company’s Class C common stock (collectively, the “Common Stock”) were outstanding and entitled to vote at the Annual Meeting as of the April 1, 2026 record date. At the Annual Meeting, the holders of shares of Common Stock, representing 183,122,474 votes in aggregate, were represented in person or by proxy. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 16, 2026.
Item 1: The election of Jeff Hernandez and Kristina Cashman as Class I directors to serve until the Company’s 2029 Annual Meeting of Shareholders, and until their respective successors shall have been duly elected and qualified.

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
Jeff Hernandez	174,313,447	7,442,148	1,366,879
Kristina Cashman	179,797,872	1,957,723	1,366,879
Item 2: The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
183,116,567	2,247	3,660	—
Based on the foregoing votes, Jeff Hernandez and Kristina Cashman were each elected as a Class I director to serve until the Company’s 2029 Annual Meeting of Shareholders, and until their respective successors shall have been duly elected and qualified and the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK ROCK COFFEE BAR, INC.

Date: June 1, 2026	By:	/s/ Samuel J. Seiberling
Samuel J. Seiberling
Chief Legal Officer